UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported: September 9, 2015

Viggle Inc.
(Exact name of Registrant as Specified in its Charter)

Delaware	0-13803	33-0637631
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

902 Broadway, 11th Floor New York, New York	10010
(Address of principal executive offices)	(Zip Code)

(212)  231-0092
(Registrant’s Telephone Number, including Area Code)

 (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions ( see General Instruction A.2 below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425).

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12).

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17  CFR 240.14d-2(b)).

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)).

Item 1.01    Entry into a Material Definitive Agreement

On September 8, 2015, Viggle Inc. (the “Company”) and its subsidiary DraftDay Gaming Group, Inc. (“DDGG”) entered into an Asset Purchase Agreement (the “Asset Purchase Agreement”) with MGT Capital Investments, Inc. (“MGT Capital”) and MGT Sports, Inc. (“MGT Sports”), pursuant to which the Company acquired all of the assets of the DraftDay.com business (the “DraftDay Business”) from MGT Capital and MGT Sports.  In exchange for the acquisition of the DraftDay Business, Viggle paid MGT Sports the following: (a) 1,269,342 shares of the Company’s Common Stock, par value $0.001 per share (“Common Stock”), (b) a promissory note in the amount of $234,375, which will be due September 29, 2015, (c) a promissory note in the amount of $1,875,000 due March 8, 2016, and (d) 2,550,000 shares of common stock of DDGG.  In addition, in exchange for providing certain transitional services, DDGG will issue to MGT Sports a warrant to purchase 1,500,000 shares of DDGG common stock at an exercise price of $0.40 per share.

In addition, in exchange for the release of various liens and encumbrances, the Company also agreed to issue to third parties: (a) 84,633 shares of its Common Stock, (b) a promissory note in the amount of $15,625 due September 29, 215 and (c) a promissory note in the amount of $125,000 due March 8, 2016, and DDGG issued: (i) 150,000 shares of its common stock and (ii) a warrant to purchase 350,000 shares of DDGG common stock at $0.40 per share.

Accordingly, the Company issued a total of 1,353,975 shares of Common Stock in connection with the acquisition of the DraftDay Business.

The Company contributed the assets of the DraftDay Business to DDGG, such that the Company now owns a total of 11,250,000 shares of DDGG common stock.

The Asset Purchase Agreement contains customary representations, warranties and covenants of MGT Capital and MGT Sports.

In addition, on September 8, 2015, DDGG entered into an agreement with Sportech Racing, LLC (“Sportech”) pursuant to which Sportech agreed to provide certain management services to DDGG in exchange for 9,000,000 shares of DDGG common stock.

As a result of the transactions described above, the Company owns a total of 11,250,000 shares of DDGG common stock, Sportech Inc., an affiliate of Sportech Racing, owns 9,000,000 shares of DDGG common stock, MGT Sports owns 2,550,000 shares of DDGG common stock and an additional third party owns 150,000 shares of DDGG common stock.  In addition, MGT Sports holds a warrant to purchase 1,500,000 shares of DDGG common stock at an exercise price of $0.40 and an additional third party holds a warrant to purchase 350,000 shares of DDGG common stock at $0.40 per share.

On September 8, 2015, the various stockholders of DDGG entered into a Stockholders Agreement (the “Stockholders Agreement”).  The Stockholders Agreement provides that all stockholders will vote their shares of DDGG common stock for a Board comprised of three members, two of which will be designated by the Company and one of which will be designated by Sportech Racing.  Robert F.X. Sillerman, the Company’s Executive Chairman and Chief Executive Officer, will serve as the Chairman of DDGG. The Stockholders Agreement also provides customary rights of first refusal for the various stockholders, as well as customary co-sale, drag along and preemptive rights.

Copies of the Asset Purchase Agreement and the Stockholders Agreement are filed with this Current Report on Form 8-K as Exhibits 10.1 and 10.2, respectively and are incorporated herein by reference. The foregoing descriptions of the Asset Purchase Agreement and Stockholders Agreement are qualified in their entirety by reference to the full text of the Asset Purchase Agreement and Stockholders Agreement filed with this Current Report on Form 8-K.

The Asset Purchase Agreement and Stockholders Agreement have been included to provide investors with information regarding the terms of the acquisition of the DraftDay Business and the other transactions contemplated thereby.  Such agreements are not intended to provide any other factual information about the Company, DDGG, or the DraftDay Business.  Such agreements contain representations and warranties of and regarding the Company, DDGG and the DraftDay Business.  In addition, the assertions embodied in the representations and warranties regarding the DraftDay Business and the Company in the Asset Purchase Agreement were made for purposes of the Asset Purchase Agreement and are qualified by information in confidential disclosure schedules that the parties have exchanged in connection with the execution of the Asset Purchase Agreement.  The disclosure schedules contain information that modifies, qualifies and creates exceptions to the representations and warranties set forth in the Asset Purchase Agreement.  In addition, certain representations and warranties were made as of a specific date, may be subject to a contractual standard of materiality different from what an investor might view as material, or may have been used for purposes of allocating risk between the respective parties rather than establishing matters as facts.  Accordingly, you should read the representations and warranties in the Asset Purchase Agreement not in isolation but only in conjunction with the other information about the Company and the DraftDay Business that are included in reports, statements and other filings made by the Company with the Securities and Exchange Commission.

Item 2.01    Completion of Acquisition or Disposition of Assets

Reference is made to the disclosure set forth under Item 1.01 of this Current Report on Form 8-K, which disclosure is incorporated herein by reference.

Item 2.03    Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant

Reference is made to the disclosure set forth under Item 1.01 of this Current Report on Form 8-K, which disclosure is incorporated herein by reference.  As a result of the transactions described herein, the Company has issued promissory notes in the aggregate principal amount of $250,000 due September 29, 2015 and in the aggregate principal amount of $2,000,000 due September 8, 2015.  All such notes bear interest at a rate of 5% per annum.  All such promissory notes are in the form of Exhibit 10.3 to this 8-K and incorporated herein by reference.

Item 3.02.    Unregistered Sales of Equity Securities.

Reference is made to the disclosure set forth under Item 1.01 of this Current Report on Form 8-K, which disclosure is incorporated herein by reference.

The issuance of the shares of the Company’s common stock in connection with the acquisition of the DraftDay Business as described above is exempt from the registration requirements of the Securities Act of 1933, as amended (the “Securities Act”) pursuant to Section 4(2) of the Securities Act and Regulation D promulgated under the Securities Act (“Regulation D”).  Prior to the issuance of the shares of the Company’s common stock, each recipient of the Company’s common stock made certain representations to the Company as required by Regulation D.  The Company  has not and will not engage in general solicitation or advertising with regard to the issuance of the shares of the Company’s common stock pursuant to the transactions described herein.

Item 9.01    Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

10.1	Asset Purchase Agreement by and among by and among MGT Sports, Inc., MGT Capital Investments, Inc., DraftDay Gaming Group, Inc., and Viggle Inc., dated as of September 8, 2015

10.2	Stockholders’ Agreement of DraftDay Gaming Group, Inc., dated as of September 8, 2015

10.3	Form of Promissory Note

99.1	Press release dated September 9, 2015

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VIGGLE INC.

Date: September 9, 2015	By:	/s/ Mitchell J. Nelson
Name: Mitchell J. Nelson
Title: Executive Vice President